                                                                    EXHIBIT 99.1

[SAGA COMMUNICATIONS, INC. LOGO]
   73 KERCHEVAL SUITE 201
GROSSE POINTS FARMS, MI 48236
      (313)886.7070
    FAX (313) 886.7150



                        SAGA COMMUNICATIONS, INC. REPORTS
                 1ST QUARTER RESULTS AND CONFIRMS 2003 GUIDANCE


                                                                        CONTACT:
                                                                  Samuel D. Bush
                                                                    313/886-7070

Grosse Pointe Farms, MI -- April 29, 2003 -- Saga Communications, Inc. (AMEX-SGA) today announced its first quarter operating results. For the quarter ended March 31, 2003, net revenue increased 9.3% over the comparable period in 2002 to approximately $26.1 million. Station Operating Income (station operating income before depreciation and amortization) increased .5% to approximately $7.3 million for the quarter. Net Income decreased to $1.7 million from $1.8 million ($.08 per share on a fully diluted basis for the quarter ended March 31, 2003 compared to $.09 for the quarter ended March 31, 2002). Free cash flow (defined as net income plus depreciation, amortization and deferred taxes less capital expenditures) for the quarter was $1.4 million.

On a same station basis, net revenue increased $438 thousand to approximately $24.3 million and station operating income decreased $38 thousand to $7.2 million compared to the same period last year. Operating performance for the quarter reflects anomalies in radio and television advertising spending patterns, primarily during the month of March.

Station operating income and free cash flow are generally recognized by the broadcasting industry as measures of performance and are used by analysts who report on the industry to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. Station operating income and free cash flow are not a measure of liquidity or of performance in accordance with generally accepted accounting principles (GAAP), and should be viewed as a supplement to and not a substitute for the results of operations presented on a GAAP basis.

The attached Selected Supplemental Financial Data table discloses as reported, same station and pro forma information by segment. The as reported amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The same station amounts reflect only the results of operations for stations that we owned for the entire comparable period. The pro forma amounts assume the 2002 acquisitions occurred as of January 1, 2002.


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Additionally, Saga is releasing its financial expectations for the year 2003.
With the adoption of Regulation FD by the Securities and Exchange Commission, the Company is providing guidance in order to widely disseminate the Company's outlook for the remainder of 2003. This guidance is based on the economic and market conditions as of April 29, 2003. The Company can give no assurance as to whether these conditions will continue, or if they change, how such changes may affect the Company's current expectations. While Saga may from time to time issue updated guidance, it assumes no obligation to do so.

For the quarter ending June 30, 2003, the Company expects net revenues of approximately $31.0 - $32.0 million and station operating income of approximately $11.0 -- $11.5 million. For the year ending 2003, the Company expects a 3%-- 5% increase in net revenue and a 4% - 6% increase in station operating income.

Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The Company owns or operates broadcast properties in 23 markets, including 46 FM and 26 AM radio stations, 2 state radio networks, 1 farm radio network, 4 television stations and 3 low power television stations. For additional information contact us at 313/886-7070 or on our website at www.sagacommunications.com.

Saga's first quarter results and 2003 guidance conference call will be on Tuesday, April 29 at 10:00AM EDT. The call will be a listen only call for the public. The dial in number for domestic calls is 888/273-9890. For international callers the number is 612/332-0345. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 681448.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "believes", "expects", "anticipates", "guidance" and similar expressions are intended to identify forward-looking statements. Key risks are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga's actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained herein.









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                            SAGA COMMUNICATIONS, INC.
                      SELECTED CONSOLIDATED FINANCIAL DATA
                           FOR THE THREE MONTH PERIODS
                          ENDED MARCH 31, 2003 AND 2002
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (Unaudited)


                                                                                    THREE MONTHS ENDED
                                                                                         MARCH 31,
                                                                                ----------------------------
                                                                                    2003            2002
                                                                                ----------------------------
OPERATING RESULTS
Net revenue                                                                      $  26,141       $  23,928
Station operating expense (excluding depreciation,
    amortization, corporate general and administrative)                             18,813          16,633
                                                                                ----------------------------
Station operating income (*)                                                         7,328           7,295
Corporate general and administrative                                                 1,245           1,292
Depreciation                                                                         1,719           1,441
Amortization                                                                            90             125
                                                                                ----------------------------
Operating profit                                                                     4,274           4,437
Interest expense                                                                     1,535           1,341
Other (income) expense                                                                  (8)             (7)
                                                                                ----------------------------
Income before income tax                                                             2,747           3,103
Income tax provision                                                                 1,098           1,303
Net income                                                                       $   1,649       $   1,800
                                                                                ============================
Earnings per share - basic and diluted                                           $     .08       $     .09
                                                                                ============================
Weighted average common shares                                                      20,805          20,516
Weighted average common shares and common equivalents                               21,264          21,044

FREE CASH FLOW
Net Income                                                                       $   1,649       $   1,800
Plus:  Depreciation and amortization                                                 1,809           1,566
       Deferred tax provision                                                          439             430
Less:  Capital expenditures                                                         (2,521)         (2,243)
                                                                                ----------------------------
Free cash flow                                                                   $   1,376       $   1,553
                                                                                ============================
BALANCE SHEET DATA
Working capital                                                                  $   1,290       $  26,795
Net fixed assets                                                                    60,919          55,965
Net intangible and other assets                                                    144,910         112,140
Total assets                                                                       238,467         206,236
Long term debt (including current portion of $17,840
    and $275, respectively)                                                        114,123         105,399
Stockholders' equity                                                                94,930          77,955



(*) Excluding depreciation, amortization, and corporate general and administrative




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                            SAGA COMMUNICATIONS, INC.
                      SELECTED SUPPLEMENTAL FINANCIAL DATA
                           FOR THE THREE MONTHS ENDED
                             MARCH 31, 2003 AND 2002
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                   AS-REPORTED                 SAME STATION                   PRO FORMA (1)
CONSOLIDATED                                    THREE MONTHS ENDED           THREE MONTHS ENDED           THREE MONTHS ENDED
(In thousands of dollars)                           MARCH 31,                     MARCH 31,                     MARCH 31
                                               2003           2002           2003           2002           2003          2002
                                             ------------------------      -------------------------     ----------------------
Net operating revenue                        $26,141        $23,928        $24,258        $23,820        $26,141       $25,382
Station operating expense                     18,813         16,633         17,040         16,564         18,813        17,741
                                             ------------------------      -------------------------     ----------------------
Station operating income                       7,328          7,295          7,218          7,256          7,328         7,641
Corporate general and administrative           1,245          1,292          1,245          1,292          1,245         1,317
Depreciation                                   1,719          1,441          1,599          1,441          1,719         1,524
Amortization                                      90            125             90            125             90           125
                                             ------------------------      -------------------------     ----------------------
Operating profit                               4,274          4,437         $4,284         $4,398          4,274         4,675
Interest expense                               1,535          1,341                                        1,535          1,365
Other (income) expense                            (8)            (7)                                          (8)            (7)
Income tax provision                           1,098          1,303                                        1,098          1,393
                                             ------------------------                                    ----------------------
Net income                                    $1,649         $1,800                                       $1,649         $1,924
                                             ========================                                    ======================
Earnings per share:
  Basic                                        $0.08          $0.09                                        $0.08         $0.09
                                             ========================                                    ======================
  Diluted                                      $0.08          $0.09                                        $0.08         $0.09
                                             ========================                                    ======================



                                                   AS-REPORTED                 SAME STATION                   PRO FORMA (1)
RADIO SEGMENT                                  THREE MONTHS ENDED           THREE MONTHS ENDED            THREE MONTHS ENDED
(In thousands of dollars)                           MARCH 31,                     MARCH 31,                     MARCH 31
                                               2003           2002           2003           2002           2003          2002
                                             ------------------------      -------------------------     ----------------------
Net operating revenue                        $23,525        $21,173        $21,642        $21,065        $23,525       $22,627
Station operating expense                     16,529         14,477         14,756         14,408         16,529        15,585
                                             ------------------------      -------------------------     ----------------------
Station operating income                       6,996          6,696          6,886          6,657          6,996         7,042
Depreciation                                   1,281          1,038          1,161          1,038          1,281         1,121
Amortization                                      86            119             86            119             86           119
                                             ------------------------      -------------------------     ----------------------
Operating profit                              $5,629         $5,539         $5,639         $5,500         $5,629        $5,802



                                                   AS-REPORTED                  SAME STATION                    PRO FORMA (1)
TELEVISION SEGMENT                              THREE MONTHS ENDED            THREE MONTHS ENDED             THREE MONTHS ENDED
(In thousands of dollars)                           MARCH 31,                     MARCH 31,                      MARCH 31
                                               2003           2002           2003           2002           2003          2002
                                             ------------------------      -------------------------     ----------------------
Net operating revenue                       $  2,616         $2,755         $2,616         $2,755         $2,616        $2,755
Station operating expense                      2,284          2,156          2,284          2,156          2,284         2,156
                                             ------------------------      -------------------------     ----------------------
Station operating income                         332            599            332            599            332           599
Depreciation                                     388            354            388            354            388           354
Amortization                                       4              6              4              6              4             6
                                             ------------------------      -------------------------     ----------------------
Operating profit (loss)                         ($60)          $239           ($60)          $239           ($60)         $239


(1) Pro Forma results assume all acquisitions occurred as of January 1, 2002.